UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 24, 2003

ATHEROGENICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Georgia	0-31261	58-2108232
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8995 Westside Parkway
Alpharetta, GA 30004
(Address of principal executive offices)

Registrant’s telephone number, including area code (678) 336-2500

SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED 7/24/03

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     Exhibits.

     See Exhibit Index attached to this current report on Form 8-K.

Item 9. Regulation FD Disclosure (furnished pursuant to Item 12, “Results of Operations and Financial Condition.”)

     On July 24, 2003, AtheroGenics, Inc. issued a press release to report the company’s financial results for the quarter ended June 30, 2003. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATHEROGENICS, INC

Date: July 24, 2003	/s/ MARK P. COLONNESE

Mark P. Colonnese Senior Vice President of Finance and Administration and Chief Financial Officer

3

EXHIBIT INDEX

The following exhibit is furnished as part of this current report on Form 8-K.

Exhibit No.		Description

99.1	–	Press Release dated July 24, 2003

4